Finance Costs	12 Months Ended
Dec. 31, 2023
Finance costs.
Finance costs

11.Finance costs

	2023	2022	*	2021
	$’000	$'000		$'000

Interest expenses - third party loans	362,381	256,208		174,876
Interest expenses - withholding tax paid on bond interest	13,439	12,197		4,404
Unwinding of discount on decommissioning liability	9,156	7,084		4,644
Interest and finance charges paid/payable for lease liabilities	61,617	52,234		32,826
Net foreign exchange loss arising from financing - unrealized	1,713,242	157,836		126,131
Net foreign exchange loss arising from financing - realized	162,944	206,329		43,422
Fair value loss on embedded options and interest rate caps	3,760	159,889		—
Costs paid on early loan and bond settlement	—	—		18,171
Fees on loans and financial derivatives	17,821	18,673		13,663
Net foreign exchange loss on derivative instruments - unrealized	92,151	1,599		3,897
	2,436,511	872,049		422,034

*Re-presented to reflect the remeasurement period adjustments, as required by IFRS 3, in respect of updates to the accounting for the MTN SA Acquisition in May 2022.

The increase in net foreign exchange loss arising from financing - unrealized in 2023 is primarily due to the significant devaluation in the exchange rate between the Naira and the US Dollar during the year (2022: net foreign exchange loss arising from financing - unrealized in 2022 is primarily due to significant fluctuations in exchange rates predominantly between the Kwacha and the US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar. 2021: predominantly from the Kwacha and US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar rate). This arises on commercial bank and intercompany loans denominated in US Dollars at subsidiary level as a result of loan revaluations in local functional currency at period ends. Refer to note 4(b) for further information.